UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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CENTURY ALUMINUM COMPANY
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on June 8, 2020.

CENTURY ALUMINUM COMPANY	Meeting Information
	Meeting Type:		Annual Meeting
	For holders as of:		April 21, 2020
	Date:	June 8, 2020	Time:	8:00 a.m., CDT
	Location:	The Hyatt Place Chicago
28 N. Franklin Street
Chicago, IL 60606

You are receiving this communication because you held shares in Century Aluminum Company common stock on April 21, 2020.

This is not a ballot. You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side for additional information).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

CENTURY ALUMINUM COMPANY 1 SOUTH WACKER DRIVE SUITE 1000 CHICAGO, IL 60606
See the reverse side of this notice to obtain proxy materials and voting instructions.

--------- Before You Vote ---------
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1.	Annual Report on Form 10-K	2. Notice & Proxy Statement	3. Letter to Stockholders
How to View Online:
Have the information that is printed in the box marked by the arrow à		XXXX XXXX XXXX XXXX	(located on the
following page) and visit: www.proxyvote.com.
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advisor. Please make the request as instructed above on or before May 25, 2020 to facilitate timely delivery.

--------- How To Vote ---------
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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2 and 3.

1	Election of Directors
	Nominees:
	01)	JARL BERNTZEN	04)	ERROL GLASSER
	02)	MICHAEL BLESS	05)	WILHELM VAN JAARSVELD
	03)	CYNTHIA CARROLL	06)	ANDREW MICHELMORE

2	Proposal to ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending December 31, 2020.

3	Proposal to approve, on an advisory basis, the compensation of the named executive officers.